UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 26, 2017 (July 25, 2017)

(Exact name of registrant as specified in its charter)

Kentucky (State of incorporation)	001-33998 (Commission file number)	61-0156015 (IRS Employer Identification No.)

600 North Hurstbourne Parkway, Suite 400, Louisville, Kentucky 40222
(Address of principal executive offices)
(Zip Code)

(502) 636-4400
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule l4a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                             ☐

 Item 2.02.    Results of Operations and Financial Condition.

A copy of the news release issued by Churchill Downs Incorporated (the "Company") on July 26, 2017 announcing the results of operations and financial condition for the quarter ended June 30, 2017 is attached hereto as Exhibit 99.1 and incorporated by reference herein.

The information provided pursuant to this Item 2.02, including Exhibit 99.1, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or otherwise subject to the liabilities under that Section and shall not be deemed incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On July 25, 2017, upon the recommendation of the Nominating and Governance Committee, the Board of Directors (the “Board”) of Churchill Downs Incorporated (the “Company”) appointed Douglas C. Grissom as a Class III Director of the Company, effective as of July 25, 2017, to fill a vacancy in Class III of the Board. Mr. Grissom’s term will expire with the other Class III Directors at the 2020 Annual Meeting of the Shareholders of the Company.

At the time of filing this Current Report, Mr. Grissom has not been named to any committees of the Board. Mr. Grissom’s compensation will be consistent with that of other non-employee directors as summarized in the Company’s 2017 Proxy Statement under “Director Compensation for Fiscal Year Ended December 31, 2016.”

A copy of the press release announcing the appointment of Mr. Grissom to the Board is attached hereto as Exhibit 99.2 and incorporated by reference herein.

Item 9.01.    Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release dated July 26, 2017 issued by Churchill Downs Incorporated
99.2	Press Release dated July 26, 2017 issued by Churchill Downs Incorporated

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto, duly authorized.

CHURCHILL DOWNS INCORPORATED
July 26, 2017	/s/ Marcia A. Dall
By: Marcia A. Dall
Title: Executive Vice President and Chief Financial Officer
(Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 99.1	Press Release dated July 26, 2017 issued by Churchill Downs Incorporated
Exhibit 99.2	Press Release dated July 26, 2017 issued by Churchill Downs Incorporated